EXHIBIT 99.6

Goldman Sachs                      GSAA_05_02
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Stats
Count: 620
Schedule Balance: $125,440,464.77
AverageSched Bal: $202,323.33
GrossWAC: 6.650
NetWAC: 6.144
OTERM: 358
RTERM: 356
ATERM: 0
AGE: 3
First CAP: 1.54
Periodic CAP: 1.54
MAXRATE: 13.65
MINRATE: 6.64
MTR: 21.38
MARGIN: 5.35
OLTV: 80.46
COLTV: 92.13
FICO: 666.825

Current Rate              Percent
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4.001 - 4.500                0.46
4.501 - 5.000                1.36
5.001 - 5.500                3.32
5.501 - 6.000               16.28
6.001 - 6.500               20.62
6.501 - 7.000               33.07
7.001 - 7.500               12.89
7.501 - 8.000                8.99
8.001 - 8.500                1.58
8.501 - 9.000                1.22
9.001 - 9.500                0.15
9.501 - 10.000               0.05
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Total:                     100.00

Scheduled Balance         Percent
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50,000.01 - 100,000.00       2.74
100,000.01 - 150,000.00     16.88
150,000.01 - 200,000.00     19.93
200,000.01 - 250,000.00     18.53
250,000.01 - 275,000.00      9.19
275,000.01 - 350,000.00     26.40
350,000.01 - 400,000.00      5.23
400,000.01 - 450,000.00      0.32
450,000.01 - 500,000.00      0.36
500,000.01 - 550,000.00      0.42
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Total:                     100.00

Original Term             Percent
---------------------------------
300                          2.92
360                         97.08
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Total:                     100.00

RemTerm                   Percent
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295.000                      0.56
296.000                      1.33
298.000                      0.14
299.000                      0.89
352.000                      0.12
353.000                      0.24
354.000                      0.54
355.000                      4.02
356.000                     17.15
357.000                     25.38
358.000                     21.71
359.000                     27.93
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Total:                     100.00

Am WAM                    Percent
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0 - 59                     100.00
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Total:                     100.00

Age                       Percent
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1                           28.82
2                           21.85
3                           25.38
4                           18.48
5                            4.57
6                            0.54
7                            0.24
8                            0.12
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Total:                     100.00

States                    Percent
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CA                          52.10
WA                           6.11
AZ                           4.76
NV                           6.15
FL                           4.44
CO                           3.31
OR                           1.48
MA                           1.86
MI                           1.53
MN                           1.74
Other                       16.52
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Total:                     100.00

Original LTV              Percent
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0.001 - 50.000               1.79
50.001 - 60.000              1.73
60.001 - 70.000              4.55
70.001 - 75.000              3.72
75.001 - 80.000             62.69
80.001 - 85.000              6.57
85.001 - 90.000             14.39
90.001 - 95.000              4.57
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Total:                     100.00

Combined LTV              Percent
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0.001 - 50.000               1.79
50.001 - 60.000              1.73
60.001 - 70.000              4.32
70.001 - 75.000              3.72
75.001 - 80.000              5.23
80.001 - 85.000              5.84
85.001 - 90.000             13.95
90.001 - 95.000              5.55
95.001 - 100.000            57.27
100.001 >=                   0.61
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Total:                     100.00

FICO                      Percent
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560.000 - 579.999            0.08
580.000 - 599.999            4.95
600.000 - 619.999           12.52
620.000 - 639.999           15.38
640.000 - 659.999           16.37
660.000 - 679.999           13.83
680.000 - 699.999           11.42
700.000 - 719.999            7.98
720.000 - 739.999            9.23
740.000 - 759.999            4.72
760.000 - 779.999            2.81
780.000 - 799.999            0.70
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Total:                     100.00

PMI                       Percent
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OLTV <= 80 - NO MI          74.48
OLTV > 80 - NO MI           25.52
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Total:                     100.00

Occupancy Code            Percent
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OWNER OCCUPIED              99.10
SECOND HOME                  0.90
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Total:                     100.00

Property Type             Percent
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2-4 FAMILY                   6.96
CONDO                       11.55
PUD ATTACHED                 3.02
PUD DETACHED                11.56
SINGLE FAMILY               66.92
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Total:                     100.00

Purpose                   Percent
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CASHOUT REFI                33.96
PURCHASE                    62.53
RATE/TERM REFI               3.51
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Total:                     100.00

Documentation Type        Percent
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FULL DOC                    41.20
LIMITED                      6.53
STATED INCOME               52.27
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Total:                     100.00

Interest Only             Percent
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Y                          100.00
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Total:                     100.00

Interest Only Term        Percent
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24.000                      93.46
36.000                       3.62
120.000                      2.92
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Total:                     100.00

Silent                    Percent
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N                           40.45
Y                           59.55
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Total:                     100.00

Prepay Flag               Percent
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N                           13.69
Y                           86.31
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Total:                     100.00

Prepay Term               Percent
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0.000                       13.69
12.000                       3.34
24.000                      80.99
36.000                       1.98
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Total:                     100.00

DTI                       Percent
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0.001 - 10.000               0.26
10.001 - 20.000              1.37
20.001 - 30.000              7.79
30.001 - 40.000             32.88
40.001 - 50.000             57.25
50.001 - 60.000              0.44
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Total:                     100.00

Conforming                Percent
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CONFORMING                 100.00
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Total:                     100.00

Arm Index                 Percent
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1 MONTH LIBOR                2.92
6 MONTH LIBOR               97.08
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Total:                     100.00

Margins                   Percent
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<= 1.000                     0.16
2.501 - 3.000                0.98
3.001 - 3.500                2.11
3.501 - 4.000                0.25
4.001 - 4.500                0.30
4.501 - 5.000                0.74
5.001 - 5.500               51.60
5.501 - 6.000               43.57
6.001 - 6.500                0.29
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Total:                     100.00

First Adjustment Cap      Percent
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1.500                       97.08
3.000                        2.92
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Total:                     100.00

Periodic Cap              Percent
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1.500                       97.08
3.000                        2.92
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Total:                     100.00

Max Rate                  Percent
---------------------------------
11.501 - 12.000              3.40
12.001 - 12.500              2.13
12.501 - 13.000             15.89
13.001 - 13.500             20.62
13.501 - 14.000             33.07
14.001 - 14.500             12.89
14.501 - 15.000              8.99
15.001 >=                    3.00
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Total:                     100.00

Floor Rate                Percent
---------------------------------
4.001 - 4.500                1.06
4.501 - 5.000                1.31
5.001 - 5.500                2.77
5.501 - 6.000               16.28
6.001 - 6.500               20.62
6.501 - 7.000               33.07
7.001 >=                    24.88
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Total:                     100.00

Number of Units           Percent
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1                           93.04
2                            5.57
3                            1.38
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Total:                     100.00

Product Type              Percent
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2 YEAR ARM                  93.46
3 YEAR ARM                   3.62
5 YEAR ARM                   2.92
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Total:                     100.00

Employment Flag           Percent
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N                           81.16
Y                           18.84
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Total:                     100.00

Originator                Percent
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NEWCENTURY                 100.00
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Total:                     100.00

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                               Jan 11, 2005 11:05                  Page 1  of  1